LOAN AGREEMENT

THIS AGREEMENT is dated effective March 7, 2003;


                                   BETWEEN:



                             The Innes Group, Inc.

              (the "Borrower") located at the following address:
                         3100 Kerner Blvd., Suite C1
                             San Rafael, CA 94901


                                     AND:

                          AMG OIL LTD. (or Assignee)

              (collectively the"Lender") located at the following
                                   address:

                              887 Helmcken Street

                           Vancouver, B.C., V6Z 1B1


ARTICLE 1
AMOUNT AND TERMS OF THE LOAN

1.1 Subject to the conditions set forth in the Agreement, the Lender shall lend to the Borrower a sum of US$30,000 ("The Advance").

1.2 Touchpoint Metrics The Advance is an initial payment against an asset-purchase transaction between The Lender and The Borrower whereby the Lender wishes to acquire Touchpoint Metrics (The Assets) from borrower. The Assets include the name, business model, marketing materials, clients lists, web site, and other proprietary and non-proprietary processes, procedures, and any and all such similar items as are relevant to the business of The Assets

1.3 The advance will be converted to equity in The Assets, at a negotiated day and rate, the latest date being June 7, 2003.

1.4     The advance will be convertible to a promissory note, as shown in
Exhibit 1.1, at the Lenders or Borrowers option if the asset-purchase transaction is not completed by June 7, 2003.

1.5 If converted to a promissory note, the note will bear interest at 5% per year starting March 1, 2004, payable monthly over three years until the principal is paid in full, with payments beginning at April 1, 2004 and at the first of each month following.


ARTICLE 2
SECURITY AND GUARANTEE

2.1 To secure the full and timely payment of the Borrower's obligations under the Note:

(a) Borrower hereby grants to Lender a security interest in the assets of Touchpoint Metrics. This security interest shall be evidenced by a financing statement made pursuant to the Personal Property Security Act (Nevada), satisfactory in form and substance to Lender and its counsel.


ARTICLE 3
Conditions Precedent to Agreement

3.1 The effectiveness of this Agreement shall be subject to the following conditions precedent, at or before the closing date of the Agreement ("Closing Date").

(a) The Lender has received all the instruments, documents, and property then required to be delivered under Article 2 or under the instruments and documents referred to in Article 2, and the same are in full force and effect.

(b) All representations and warranties contained in this Agreement are true and correct.

(c) There exists no Event of Default as defined in Article 6 and no condition, event or act which, with notice or lapse of time, or both would constitute an Event of Default.


ARTICLE 4
Affirmative Covenants

4.1 Borrower covenants and agrees to do the following until the Loan, including interest, is paid in full, unless specifically waived by Lender in writing:

(a)     Borrower shall furnish on request of Lender:

        (i) As soon as practicable and in any event within 120 days after the close of each fiscal year of Borrower, a balance sheet of Borrower, a statement of income and surplus account of Borrower, and a statement of changes in financial position of Borrower, as at the end of and for the fiscal year just closed, setting forth the corresponding figures of the previous fiscal year in comparative form;

        (ii) With reasonable promptness, all other information respecting the business, operations and financial condition of Borrower that Lender from time to time requests as shall be reasonably required in order to carry out the intention of this Agreement. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations, or financial condition of Borrower which may be furnished to it or come to its attention under this Agreement or otherwise, to any regulatory body or agency having jurisdiction over Lender or to any person which shall, or shall have any right or obligation to, succeed to all or any part of Lender's interest in the Note, this Agreement and any security herein provided for or otherwise securing the Note.

(b) Borrower shall duly pay and discharge (a) all taxes, assessments, and governmental charges upon or against Borrower or their respective properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established, and (b) all lawful claims, whether for tort damages, labour, materials, supplies, services, repairs, wages or otherwise, which might or could, if unpaid, become a lien or charge upon the properties or assets of Borrower, unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

(c)     Borrower shall also do the following:

        (i) Borrower shall, (i) keep all of its properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards, (ii) maintain adequate insurance at all times with responsible insurance carriers against liability on account of damage to persons and property and under all applicable workers' compensation laws, (iii) maintain adequate insurance that Lender reasonably requests covering all other risks. For the purposes of this Section (a), insurance shall be deemed adequate if it is not less extensive in coverage and amount than is customarily maintained by other persons engaged in the same or similar business similarly situated.

        (ii) Borrower shall from time to time, upon Lender's request, promptly furnish or cause to be furnished to Lender evidence, in form and substance satisfactory to it, of the maintenance of all insurance required by this Section to be maintained, including, but not limited to, such originals or copies as Lender may request of policies, certificates of insurance, riders, and endorsements relating to such insurance and proof of premium payments.

(d)     Borrower shall:

        (i) Maintain, at all times, true and complete books, records, and accounts in which true and correct entries are made of its transactions in accordance with generally accepted accounting principles consistently applied., and

        (ii) By means of appropriate accounting entries, reflect in its accounts and in all financial statements furnished, proper liabilities and reserves for all taxes and proper reserves for depreciation, renewals and replacements, obsolescence and amortization of its properties and bad debts, all in accordance with generally accepted accounting principles consistently applied, as above described.

(e) Borrower shall allow any representative of Lender to visit and inspect any property of Borrower to examine the books of account and other records and files of Borrower and to discuss the affairs, business, finances, and accounts of Borrower with their respective officers and employees, all at such reasonable times and as often as Lender requests as shall be reasonably required in order to carry out the intention of this Agreement.

(f) Borrower shall (a) make full and timely payment of the principal of and interest on the Note, and all other of Borrower's existing or future indebtedness to Lender, (b) duly comply with all the terms and covenants contained in each instrument and document given to Lender in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth therein.


ARTICLE 5
Negative Covenants

Without having first obtained the prior written approval of the Lender, such approval to be in the sole and unfettered discretion of the Lender, Borrower will not:

5.1 Enter into any transaction of merger or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or a substantial part of its property or assets, or any of its notes or accounts receivable, or any stock (other than director's qualifying shares) or any assets or properties necessary or desirable for the proper conduct of its business, or change the nature of its business or its corporate name, or wind up, liquidate, or dissolve, or agree to do any of the foregoing.

5.2 Enter into any arrangements, directly or indirectly, with any person, whereby Borrower sells or transfers any property of Touchpoint Metrics, whether now owned or hereafter acquired, used or useful in their respective businesses, in connection with the rental or lease of the property so sold or transferred or of other property which Borrower intends to use for substantially the same purpose or purposes as the property so sold or transferred.


ARTICLE 6
Defaults and Remedies

6.1 The following events shall constitute "Events of Default" under this Agreement, regardless of the reason for their occurrence, and whether the occurrence is voluntary or involuntary, or comes about or is affected by operation of law or pursuant to or in compliance with any court judgment, decree, or order, or any governmental or administrative order, rule, or regulation:

(a) If default is made in the due and punctual payment of the principal or interest of the Note, and if written notification of default is tendered to the Borrower by the Lender, and the default is not rectified within 90 days of the written notice from the Lender, the Note becomes due and payable.

(b) If default is made in the performance or observance of, or occurs under, any covenant, agreement, or other provision of this Agreement or in any instrument or document delivered to Lender in connection with or pursuant to this Agreement, or if any such instrument or document terminates or becomes void or unenforceable without Lender's written consent.

(c) If any representation or warranty or any other statement of fact herein or in any writing, certificate, report, or statement at any time furnished to Lender pursuant to or in connection with this Agreement, or otherwise, is false or misleading in any material respect;

(d) If Borrower admits in writing its inability to pay its debts generally as they become due; files a petition in bankruptcy or petition to take advantage of any insolvency act; makes an assignment for the benefit of its creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator, or conservator of itself or of a whole or any substantial part of its property; files a petition or answer seeking reorganization of arrangement or similar relief under Nevada bankruptcy laws or any other applicable law or statute of the United States;

(e) If Borrower is adjudged a bankrupt; a court of competent jurisdiction enters an order, judgment, or decree appointing a receiver, trustee, liquidator, or conservator of Borrower or of the whole or any substantial part of its respective properties, or approves a petition filed against Borrower seeking reorganisation or similar relief under the Nevada bankruptcy law or any other applicable law or stature of the United States or any state, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction assumes custody or control of Borrower or of the whole or any substantial part of their respective properties; if there is commenced against Borrower any proceeding for any of the foregoing relief or if a petition in bankruptcy is filed against Borrower and such proceeding or petition remains undismissed for a period of 30 days; or if Borrower by any act indicates its consent to, approval of, or acquiescence in any such proceeding or petition;

If any one or more of the above Events of Default occur, , and if written notification of default is tendered to the Borrower by the Lender, and the default is not rectified within 90 days of the written notice from the Lender, Lender may declare the Note to be due and payable.

At such time after the 90 day notice period, the maturity of the then unpaid balance of the Note shall be accelerated and the same, and all interest accrued thereon, shall forthwith become due and payable.

6.2 If any one or more Events of Default occur and are continuing, Lender may proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein in the Note or in any document or instrument delivered in connection with or pursuant to this Agreement, or to enforce the payment of the Note or any legal or equitable right or remedy.

6.3 No right or remedy herein conferred upon Lender is intended to be exclusive of any other right or remedy contained herein, in the Note, or in any instrument or document delivered in connection with or pursuant to this Agreement. Every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now of hereafter existing at law or in equity or by statute, or otherwise.

6.4 No course of dealing between Borrower and Lender or any failure or delay by Lender in exercising any right or remedies hereunder shall operate as a waiver of any of Lender's rights or remedies hereunder or shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.


ARTICLE 7
Representations and Warranties

7.1 In order to induce Lender to enter into this Agreement and to make the loan as herein provided for, Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Agreement and the Note, and any inspection or examination at any time made by or on behalf of Lender:

(a) Borrower is a duly organized corporation in good standing under the laws of the State of California, with perpetual corporate existence, and has the corporate power and authority to own its properties and to transact the business in which it is engaged or presently proposes to engage.

(b) Borrower and each other corporation, if any, executing any of the documents delivered or to be delivered pursuant to Article 2 has the corporate power to borrow and to execute, deliver, and carry out the terms and provisions of this Agreement, the Note and all instruments and documents delivered by it pursuant to this Agreement. Borrower and each such corporation has taken or caused to be taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement, the borrowing hereunder, the making and delivery of the Note, and the execution, delivery, and performance of the instruments and documents delivered by it pursuant to this Agreement.

(c) The Borrower is not in default under any indenture, mortgage, deed of trust, agreement, or other instrument to which it is a party or by which it may be bound. Neither the execution and delivery of this Agreement, the Note, or any instrument or document to be delivered under this Agreement, the consummation of the transactions contemplated herein or therein, nor compliance with the provisions hereof and thereof, will: violate any law, regulation, order, or decree; conflict with, result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement, or other instrument to which Borrower is a party or by which it is bound; result in the creation or imposition of any lien, charge, or encumbrance upon any of Borrower's property thereunder; or violate any provision of Borrower's Articles, Certificate of Incorporation, or Bylaws.

(d) The Borrower is not a party to any agreement or instrument or subject to any corporate restriction (including any restriction set forth in its Articles or Certificate of Incorporation) materially and adversely affecting its operations, business, properties or financial condition.

(e) No actions, suits, or proceedings are pending, or to Borrower's knowledge are threatened against or affecting Borrower before any court, arbitrator, or governmental or administrative body, which might result in any material adverse change of Borrower's business, operations, properties, or assets, or financial or other condition. The Borrower is not in default in any material respect under any applicable statute, rule, order, decree, or regulation.

(f) Borrower possesses all the trademarks, trade names, copyrights, patents, licenses, or rights in any thereof, adequate for the conduct proposed to be conducted, without conflict with the rights or claimed rights of others.

(g) Borrower has filed all required tax returns, and have paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by them.

(h) No action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Agreement, the Note, or any instrument or document to be delivered pursuant to this Agreement.

(i)     Neither the Exhibits hereto, the financial statements referred to in
        Section 8.1(f), any certificate, statement, report, or other document furnished to Lender by Borrower in connection herewith or with any transaction contemplated hereby, nor this Agreement, contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained therein not misleading.


ARTICLE 8
Definitions

8.1 For all intents and purposes of this Agreement, unless the context otherwise requires:

(a) "Funded Debt" shall mean, as of the date of determination thereof, all Indebtedness of Borrower other than Current Liabilities and Subordinated Debt.

(b) "Indebtedness" shall mean all items which, in accordance with generally accepted principles of accounting, would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness is to be determined and, in any event, shall include any liability secured by any mortgage, pledge, lien, or security interest on property owned or acquired, whether or not such liability shall have been assumed, and guarantees, endorsements (other than for collection in the ordinary course of business), and other contingent obligations in respect of the obligations of others. A lease required to be capitalized in accordance with generally accepted principles of accounting creates Indebtedness for purposes of this definition.

(c) A "person" shall include an individual, a corporation, an association, a joint stock borrower, a business trust, a partnership, a joint venture, a limited liability borrower, an unincorporated organization, or a government or any agency or political subdivision thereof.

(d) "Subordinated Debt" shall mean all Indebtedness of Borrower for borrowed money, none of the principal amount of which shall by its terms be due and payable prior to the final maturity date of the Note, which shall have been subordinated to the prior payment in full of Borrower's Indebtedness to Lender by execution and delivery to Lender by such subordinated Lender and Borrower, prior to the creation of such Indebtedness, of agreements of subordination in form and substance satisfactory to Lender.


ARTICLE 9
Miscellaneous

9.1 No modification or waiver of any provision of the Note or of this Agreement, and no consent by Lender to any departure therefrom by Borrower, shall be effective unless such modification or waiver is in writing and signed by a duly authorized officer of Lender. Such modification or wavier shall then be effective only for the period, on the conditions, and for the specific instances and purposes specified in such writing. No notice to or demand on Borrower in any case shall entitle it to any other or further notice or demand in similar other circumstances.

9.2 This Agreement shall be interpreted and governed by the laws of the State of Nevada, United States.

9.3 All notices, requests, demands, or other communications provided for herein shall be in writing or by facsimile and shall be deemed to have been given when sent by registered or certified mail, return receipt requested, addressed, as the case may be, to the parties' addresses noted on page 1, or when transmitted by facsimile to the Lender at 887 Helmcken Street., Vancouver, B.C V6Z 1B1 or to Borrower at 3100 Kerner Blvd. Suite C1, San Rafael, CA 94901, or to any other person or persons either party designates in writing to the other from time to time in the manner provided above.

9.4 No Note issued under this Agreement has been or will be registered under the any Canadian or United States Securities law and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such Act and such laws covering these Note or the Borrower receives an opinion of counsel acceptable to the Borrower that such sale, transfer, assignment, offer, pledge or other distribution for value is exempt from the registration and prospectus delivery requirements of such Act and such laws.

9.5 Whenever any payment to be made hereunder or on the Note becomes due and payable on a Saturday, Sunday, or a legal holiday under the laws of Nevada, such payment may be made on the next succeeding business day, and such extension of time shall be included in computing interest on such payment.

9.6 This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, and all subsequent holders of the Note.

COUNTERPARTS

BE IT RESOLVED THAT this loan agreement may be executed in counterparts and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as at the 7th day of March, 2003.

IN WITNESS WHEREOF Borrower and Lender have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

The Innes Group, Inc.   AMG Oil Ltd.

Per:  __________________________Per:_________________________



Name__________________________  Name________________________
EXHIBIT 1.1

PROMISSORY NOTE

US$ 30,000                                          Date:



Amount $30,000;         FOR VALUE RECEIVED, the undersigned, The Innes Group, Inc. promises to pay to
Interest Rate 5%        the order of the Lender being AMG Oil Ltd., the principal sum of US$30,000 on the earlier of three (3) years from the date of the Draw Request. The interest on the outstanding principal balance from the date hereof at the fixed rate of
                        5% per annum. The interest under this note will be payable monthly starting
                        March 1, 2004 to the Lender with any missed payments accruing interest on a monthly compounding basis. The first payment will be due and payable on April
                        1, 2004.

Terms                   This Note is issued pursuant to the Loan Agreement, dated as of [March 7,
                        2003], between Borrower and Lender (the "Loan Agreement") and is subject to the terms of the Loan Agreement, which are hereby incorporated by reference.
                        Capitalized terms used but not defined in this Note have the meaning ascribed to them in the Loan Agreement.

                        In order to secure the full and timely payment of its obligations under this
                        Note, the Borrower has granted to the Lender, pursuant to the Loan Agreement, a security interest in all of the assets of Touchpoint Metrics.

Default                 If any of the following events shall occur, the outstanding principal balance of this note together with accrued interest thereon shall, on demand by the holder of this note, be due and payable:

                        (a)     any amount owing under this note is not paid when due and after the
                        Lender notifies the Borrower in writing of the default and if the default is not rectified within 90 days of written notice being given by the Lender;

                        (b)     a default under any other provision of this note or under any guarantee or other agreement providing security for the payment of this note; a breach of any representation or warranty under this note or under any such guarantee or other agreement;

                        (c)     the liquidation, dissolution, death or incompetency of the undersigned or any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note;

                        (d)     the filing of a petition under any bankruptcy, insolvency or similar law by the undersigned or by any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note;

                        (e)     the filing of a petition under any bankruptcy, insolvency or similar law against the undersigned or against any individual, corporation, partnership or other entity guaranteeing or providing security for the payment of this note and such petition not being dismissed within a period of thirty (30) day of the filing.

Default Interest        The outstanding balance of any amount owing under this Interest note which is not paid when due shall bear interest at the rate of one percent (1%) per annum above the rate that would otherwise be in effect under this note.

Usury Clause            Notwithstanding any other provision of this note, interest under this note shall not exceed the maximum rate permitted by the law of the State of Nevada,
                        United States; and if any amount is paid under this note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a prepayment on account of the principal amount of this note.

Governing Law; Agent    This note and the obligations of the undersigned shall be governed by and for Service of Process  construed in accordance with the law of the State of Nevada, United States.
                        For purposes of any proceeding involving this note or any of the obligations of the undersigned, the undersigned hereby submits to the exclusive jurisdiction of the courts of the State of Nevada, United States and of courts having jurisdiction in the State of Nevada, United States, and agrees to waive any objection to or defense based upon the venue of any such court or based upon forum non conveniens.  The undersigned agrees not to bring any action or other proceeding with respect to this note or with respect to any of its obligations in any other court unless such courts of the State of Nevada, United States determine that they do not have jurisdiction in the matter.  For purposes of any proceeding involving this note or any of the obligations of the undersigned, the undersigned hereby irrevocably appoints National Registered
                        Agents, Inc. its agent to receive service of process for it and on its behalf.



Delay; Waiver           The failure or delay by the holder of this note in exercising any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance.  The holder of this note may not waive any of its rights except by an instrument in writing signed by the holder.

Prepayment              The undersigned may prepay all or any portion of the principal of this note at any time and from time to time without premium or penalty.  Any such prepayment shall be applied against the principal due under this note and shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

Amendment               This note may not be amended without the written approval of the holder.

The Innes Group, Inc.

Per:
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